UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020 (June 28, 2020)

Inhibitor Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13467	30-0793665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4830 W. Kennedy Blvd., Suite 600

Tampa, FL 33609

(813) 864-2559

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is made to those certain employment letter agreements, dated December 31, 2018 (as the same were modified on or about June 14, 2019 and December 31, 2019, the “Agreements”), entered into by Inhibitor Therapeutics, Inc. (the “Company”) with each of Nicholas J. Virca, the Company’s President and Chief Executive Officer (“Virca”), and Garrison J. Hasara, the Company’s Chief Financial Officer, Treasurer, Secretary and Chief Compliance Officer (“Hasara”).

On June 28, 2020, the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) approved a reduction in the annual base salaries for each of Virca and Hasara in order to allow the Company to preserve cash resources and to compensate Virca and Hasara in a manner commensurate with their current respective levels of activity with the Company. Following the Committee’s approval, the full Board also approved such reduction in salary. Accordingly, effective as of the regular pay period following the Committee’s approval, Virca’s annual base salary was reduced from $120,000 to $62,186.76 (inclusive of health insurance coverage), and Hasara’s annual base salary was reduced from $180,000 to $59,586 (inclusive of health insurance coverage). Aside from the reductions in annual base salary, there were no changes made to the Agreements.

For more information regarding the Agreements, see the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on December 31, 2018 (the “December Current Report”), June 19, 2019 and January 3, 2020. Each of the Agreements are attached as exhibits to the December Current Report. All descriptions of the Agreements herein are qualified in their entirety to the text of the exhibits contained in the December Current Report, which are incorporated herein by reference.

Cautionary Note on Forward-Looking Statements

This Current Report and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2020	INHIBITOR THERAPEUTICS, INC.

	By:	/s/ Nicholas J. Virca
		Name:	Nicholas J. Virca
		Title:	President and Chief Executive Officer

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